Exhibit 24

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday, and either of them, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, to execute and sign the Registration Statement to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of 7,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of December, 2005.

/s/ David J. Cooper, Sr.
David J. Cooper, Sr.

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday, and either of them, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, to execute and sign the Registration Statement to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of 7,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of December, 2005.

/s/ Earnest W. Deavenport, Jr.
Earnest W. Deavenport, Jr.

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday, and either of them, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, to execute and sign the Registration Statement to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of 7,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of December, 2005.

/s/ Don DeFosset
Don DeFosset

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday, and either of them, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, to execute and sign the Registration Statement to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of 7,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 9th day of December, 2005.

/s/ Martha R. Ingram
Martha R. Ingram

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday, and either of them, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, to execute and sign the Registration Statement to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of 7,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 2005.

/s/ Ronald L. Kuehn, Jr.
Ronald L. Kuehn, Jr.

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday, and either of them, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, to execute and sign the Registration Statement to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of 7,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of January, 2005.

/s/ James R. Malone
James R. Malone

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday, and either of them, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, to execute and sign the Registration Statement to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of 7,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2006.

/s/ Charles D. McCrary
Charles D. McCrary

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday, and either of them, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, to execute and sign the Registration Statement to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of 7,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of December, 2005.

/s/ Claude B. Nielsen
Claude B. Nielsen